FLEXSHARES® TRUST

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund

SUPPLEMENT DATED MARCH 25, 2021 TO THE SUMMARY PROSPECTUS DATED MARCH 1, 2021

1. Basit Amin is no longer a portfolio manager of the FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund. Volter Bagriy will join Robert Anstine and Brendan Sullivan as a portfolio manager of the FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund.

2. The paragraph under the section entitled “Management” is replaced with the following:

Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Robert Anstine, Brendan Sullivan and Volter Bagriy, each a Vice President of Northern Trust Investments, Inc., have served as Portfolio Managers of the Fund since October 2013, June 2016 and March 2021, respectively.

Please retain this Supplement with your Summary Prospectus for future reference.